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                           FINANCIAL STATEMENT AND
                         INDEPENDENT AUDITORS' REPORT

                          FIRST ALEXANDRIA ASSOCIATES
                             A LIMITED PARTNERSHIP

                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



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                          First Alexandria Associates
                             A Limited Partnership

                               TABLE OF CONTENTS

                                                                          PAGE

INDEPENDENT AUDITORS' REPORT                                                 3

FINANCIAL STATEMENT

     STATEMENT OF REVENUES AND CERTAIN EXPENSES                              4

     NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES                     5


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                                 [Letterhead]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
NHP Incorporated

      We have audited the accompanying statement of revenues and certain expenses of First Alexandria Associates, A Limited Partnership, for the years ended December 31, 1996, 1995 and 1994. This financial statement is the responsibility of NHP Incorporated. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying statement of revenues and certain expenses was prepared in compliance with the rules and regulations of the Securities and Exchange Commission and, as described in Note A, is not intended to be a complete presentation of the property's revenues and expenses.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the property, for the years ended December 31, 1996, 1995 and 1994, in conformity with generally accepted accounting principles.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland
December 11, 1997


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                          FIRST ALEXANDRIA ASSOCIATES
                             A LIMITED PARTNERSHIP

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                                For the Nine Months
                                             Ended September 30, 1997   For the Year Ended  For the Year Ended   For the Year Ended
                                                     (unaudited)        December 31, 1996   December 31, 1995    December 31, 1994
                                             ------------------------   ------------------  ------------------  ------------------
REVENUES:
         Rental Income                       $             13,912,090   $       18,176,552  $       17,900,608  $       18,405,886
         Other Income                                         283,288              424,836             393,861             352,404
                                             ------------------------   ------------------  ------------------  ------------------
                      Total Revenues                       14,195,378           18,601,388          18,294,469          18,758,290
                                             ------------------------   ------------------  ------------------  ------------------

CERTAIN EXPENSES:
         Leasing                                              180,642              262,309             319,657             267,720
         Payroll and benefits                               1,147,188            1,749,257           1,680,799           1,610,614
         General and administrative                            94,165              456,426             504,436             429,749
         Management Fees                                      760,897              905,650             886,481             902,229
         Utilities                                            607,351              820,883             826,747             767,561
         Repairs and maintenance                              936,541            1,987,780           1,853,128           2,164,915
         Janitorial                                            75,419               46,446              45,546              47,976
         Painting and decorating                              176,323              250,914             251,813             265,959
         Insurance                                            197,682              607,340             600,904             613,868
         Payroll Taxes                                         85,241              133,420             130,938             120,814
         Real Estate Taxes                                    961,086            1,219,627           1,270,255           1,293,439
                                             ------------------------   ------------------  ------------------  ------------------

                      Total Certain Expenses                5,222,535            8,440,052           8,370,704           8,484,844
                                             ------------------------   ------------------  ------------------  ------------------
REVENUES IN EXCESS OF CERTAIN EXPENSES       $              8,972,843   $       10,161,336  $        9,923,765  $       10,273,446
                                             ------------------------   ------------------  ------------------  ------------------
                                             ------------------------   ------------------  ------------------  ------------------




                        See notes to Statement of Revenues and Certain Expenses


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                             First Alexandria Associates
                                A Limited Partnership

                 NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                     Years ended December 31, 1996, 1995 and 1994

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION

    ORGANIZATION

    The accompanying statement of revenues and certain expenses (the statement) includes the operations of First Alexandria Associates, A Limited Partnership (the property), owned by NHP Incorporated.

    Apartment Investment and Management Company (AIMCO), an unaffiliated party to the property, has entered into a Purchase and Sale Agreement related to the acquisition of the property through AIMCO Properties, L.P. (the operating partnership). A wholly-owned subsidiary of AIMCO is the sole general partner and a wholly-owned subsidiary of AIMCO is a limited partner which owns a majority interest in the operating partnership. The property consists of 2,113 units located in Alexandria, Virginia, and is currently operating under the name Foxchase of Alexandria.

    The property will be acquired for cash and the assumption of debt.

    BASIS OF PRESENTATION

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission (the SEC).

    The accompanying statement is not representative of the actual operations for the period presented as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses expected to be incurred by the operating partnership in the proposed future operations of the property. Revenues excluded consist of interest income. Expenses excluded consist of depreciation, amortization, interest on non-assumed debt and other costs not directly related to the expected future operations of the property.


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                             First Alexandria Associates
                                A Limited Partnership

                NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES -
                                      CONTINUED

                     Years ended December 31, 1996, 1995 and 1994

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION (Continued)

    INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN EXPENSES

    The statement of revenues and certain expenses for the nine months ended September 30, 1997 is unaudited; however, in the opinion of management, all adjustments necessary for the fair presentation of the statement of revenues and certain expenses for such interim period have been included. The results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be obtained for the year ending December 31, 1997.

    INCOME RECOGNITION

    The multifamily property has operating leases with terms generally of one year or less. Rental income is recognized when earned.

    ESTIMATES

    The preparation of a financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. The ultimate results could differ from those estimates.


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